SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported: October 31, 2005



                           CHINA NETTV HOLDINGS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            000-26217                   98-0203170
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

830-789 West Pender Street, Vancouver, B.C. Canada          V6C 1H2
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 689-4407
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None

Section 8 - Other Events

Item 8.01 Other Events

Ronald W. Thiessen, President and CEO of Continental Minerals Corporation, and Anthony Garson, President and CEO of China NetTV Holdings Inc., announce the results from six additional core holes completed at the Xietongmen project, located 240 kilometres southwest of Lhasa in Tibet, People's Republic of China. Drilling, with six rigs in operation, is ongoing and continues to intersect long intervals of copper and gold mineralization. Assay results consistently show the continuity of the mineralization. The area drilled on 50 metre centres now measures approximately 700 metres northwest-southeast by 350 metres northeast-southwest. The deposit remains open to expansion in all lateral directions.

New results from drill holes numbered 5017 and 5032 through 5036 are reported below and a table of all drill hole assay results to date is attached. A Property Location Map, a Drill Hole Plan and Cross Sections are posted on the
partner's           websites           at           www.continentalminerals.com,
http://www.continentalminerals.com/            &           www.ctvh-holdings.com
http://www.ctvh-holdings.com/. Drilling of holes 5051 through 5056 is currently underway at the site. Sampling or assaying of holes 5023, 5027 to 5031 and 5037 to 5050 is in progress.


                              XIETONGMEN PROJECT NEW ASSAY RESULTS

=====================================================================================================
                    From (metres)   To       Intercept   Intercept   Cu1      Au1   CuEQ2 %   AuEQ2
     Drill Hole                   (metres)   (metres)    (feet)      %        g/t             g/t
=====================================================================================================
   5017                      28.6     284.1       255.5        838    0.69     0.99    1.27     2.18
=====================================================================================================

   5017    Incl.             28.6      79.0        50.4        165    1.07     0.97    1.63     2.80
=====================================================================================================

   5017    and               28.6      49.0        20.4         67    1.61     1.03    2.21     3.79
=====================================================================================================

   5017    Incl.            172.0     284.1       112.1        368    0.70     1.23    1.42     2.43
=====================================================================================================

   5032                      31.0     296.0       265.0        869    0.45     0.73    0.87     1.49
=====================================================================================================

   5032    Incl.            128.0     296.0       168.0        551    0.52     0.91    1.05     1.79
=====================================================================================================

   5032    and              128.0     190.0        62.0        203    0.66     1.04    1.27     2.17
=====================================================================================================

   5033                     128.0     349.5       221.5        727    0.59     1.13    1.25     2.14
=====================================================================================================

   5033    Incl.            168.0     312.0       144.0        472    0.65     1.30    1.41     2.42
=====================================================================================================


   5034                      20.8     224.0       203.2        667    0.69     0.77    1.14     1.96
=====================================================================================================

   5034    Incl.             20.8      41.0        20.2         66    1.08     0.65    1.46     2.50
=====================================================================================================

   5034    Incl.            152.0     218.0        66.0        217    0.74     1.29    1.49     2.55
=====================================================================================================

   5035                      83.0     303.0       220.0        722    0.50     0.90    1.03     1.77
=====================================================================================================

   5035    Incl.            155.0     199.0        44.0        144    0.67     1.40    1.49     2.55
=====================================================================================================

   5035    Incl.            251.0     293.0        42.0        138    0.68     0.92    1.22     2.09
=====================================================================================================

   5036                      20.1     208.3       188.2        617    0.56     0.99    1.14     1.95
=====================================================================================================

   5036    Incl.            103.0     197.5        94.5        310    0.65     1.28    1.40     2.40
=====================================================================================================

1  Copper  capped at 5%, gold capped at 10 g/t for all calculations.

2 Copper and gold equivalent calculations use metal prices of US$1.00/lb for copper and US$400/oz for gold.
Adjustment  factors  to  account  for  differences  in  relative   metallurgical
recoveries for gold and copper will depend upon the completion of definitive metallurgical testing.
CuEQ = Cu % + (Au g/t x 12.86/22.046)
AuEQ = (Cu % x 22.046/12.86) + Au g/t

Plans are to continue drilling to mid December. Also, property wide surface exploration and mapping is now underway to assess the full potential of the
Xietongmen mineral property. In all, Continental expects to complete expenditures on the Xietongmen property of approximately US$5 million for 2005. Plans, budgets and schedules are now being worked up for aggressive programs and studies, including substantial drilling, for 2006. It is expected that the multi-rig delineation drilling program will continue after a break period for Christmas and Chinese New Year.

Mark Rebagliati, P.Eng., a Qualified Person as defined under National Instrument 43-101, is supervising the drilling program and quality assurance and quality control ("QAQC") programs on behalf of Continental Minerals Corporation. The program includes rigorous QAQC procedures. Acme Analytical Laboratories of Vancouver, BC, an ISO 9001:2000 accredited laboratory, performs the sample preparation and assaying for the project. Gold analysis is by 30 g Fire Assay fusion with an Inductively Coupled Plasma-Emission Spectroscopy (ICP-ES) finish. Copper assays are done by four acid digestion with an ICP-ES finish. Continental includes standards, blanks and duplicates in addition to the laboratory's internal quality control work.


                                         XIETONGMEN ASSAY TABLE

                                            OCTOBER 31, 2005
=====================================================================================================

        Drill         From      To (metres) Intercept  Intercept    Cu1     Au1     CuEQ2     AuEQ2
         Hole          (metres)              (metres)    (feet)      %      g/t       %       g/t
=====================================================================================================
   5001                     15.8      277.6       261.8       859     0.41    0.60     0.76     1.30
=====================================================================================================

   5001    Incl.            44.6       70.0        25.5        84     0.74    0.81     1.22     2.09
=====================================================================================================

   5002                      8.6      259.9       251.3       824     0.55    0.82     1.02     1.75
=====================================================================================================

   5002    Incl.            44.5       77.2        32.7       107     0.96    0.77     1.41     2.42
=====================================================================================================

   5003                      2.5      226.1       223.6       734     0.37    1.05     0.99     1.70
=====================================================================================================

   5003    Incl.            99.1      123.2        24.1        79     0.92    2.45     2.35     4.02
=====================================================================================================

   5004                     46.5      294.0       247.5       812     0.57    0.67     0.96     1.65
=====================================================================================================

   5004    Incl.            46.5      188.0       141.5       464     0.70    0.77     1.15     1.97
=====================================================================================================

   5005                     20.4      200.0       179.6       589     0.36    0.53     0.67     1.15
=====================================================================================================

   5005    Incl.            20.4      122.5       102.1       335     0.43    0.63     0.80     1.37
=====================================================================================================

   5006                     18.7      242.7       224.0       735     0.49    0.76     0.94     1.61
=====================================================================================================

   5006    Incl.            18.7      121.6       102.9       338     0.71    0.99     1.28     2.20
=====================================================================================================

   5007                     41.2       97.0        55.8       183     0.88    0.29     1.05     1.80
=====================================================================================================

   5007                    151.0      195.0        44.0       144     0.22    0.70     0.63     1.08
=====================================================================================================

   5008                     17.0      306.0       289.0       948     0.63    1.07     1.25     2.14
=====================================================================================================

   5008    Incl.            40.2       70.0        29.8        98     1.05    0.89     1.57     2.69
=====================================================================================================

   5008    Incl.           155.0      181.3        26.3        86     0.98    1.67     1.95     3.35
=====================================================================================================


   5009                     82.0      137.5        55.5       182     0.42    0.47     0.69     1.19
=====================================================================================================

   5010                     36.7      122.0        85.3       280     0.63    0.50     0.91     1.57
=====================================================================================================

   5010    Incl.            41.0       88.2        47.2       155     0.81    0.55     1.13     1.93
=====================================================================================================

   5010    and              41.0       63.0        22.0        72     1.08    0.69     1.48     2.54
=====================================================================================================

   5011                     45.3      301.9       256.6       842     0.66    0.89     1.18     2.03
=====================================================================================================

   5011    Incl.            45.3      184.0       138.7       455     0.80    0.94     1.35     2.31
=====================================================================================================

   5011    Incl.           254.0      300.0        46.0       151     0.70    1.04     1.30     2.23
=====================================================================================================

   5012                     24.0      332.5       308.5      1012     0.87    1.26     1.61     2.76
=====================================================================================================

   5012    Incl.            24.0      106.0        82.0       269     1.36    0.83     1.84     3.16
=====================================================================================================

   5012    and              24.0       61.0        37.0       121     2.15    0.62     2.52     4.31
=====================================================================================================

   5012    Incl.           119.1      332.5       213.4       700     0.72    1.46     1.57     2.69
=====================================================================================================

   5013                     42.0      349.4       307.4      1009     0.64    0.76     1.09     1.87
=====================================================================================================

   5013    Incl.            66.0      176.0       110.0       361     0.83    0.89     1.35     2.32
=====================================================================================================

   5014                     76.0      304.0       228.0       748     0.51    0.84     1.00     1.71
=====================================================================================================

   5014    Incl.            76.0      112.0        36.0       118     0.74    0.91     1.27     2.17
=====================================================================================================

   5014    Incl.           171.0      211.0        40.0       131     0.59    0.94     1.14     1.95
=====================================================================================================

   5015                     48.3      363.9       315.6      1035     0.61    1.11     1.26     2.16
=====================================================================================================

   5015    Incl.           182.0      232.0        50.0       164     0.79    1.49     1.65     2.84
=====================================================================================================

   5015    Incl.           253.3      344.0        90.7       298     0.62    1.53     1.51     2.59
=====================================================================================================

   5016                     87.0      339.0       252.0       827     0.55    0.79     1.01     1.73
=====================================================================================================

   5017                     28.6      284.1       255.5       838     0.69    0.99     1.27     2.18
=====================================================================================================

   5017    Incl.            28.6       79.0        50.4       165     1.07    0.97     1.63     2.80
=====================================================================================================


   5017    and              28.6       49.0        20.4        67     1.61    1.03     2.21     3.79
=====================================================================================================

   5017    Incl.           172.0      284.1       112.1       368     0.70    1.23     1.42     2.43
=====================================================================================================

   5018                     12.0      208.0       196.0       643     0.59    0.81     1.06     1.82
=====================================================================================================

   5018    Incl.            22.0      167.0       145.0       476     0.63    0.84     1.12     1.91
=====================================================================================================

   5019                     38.0       46.0         8.0        26     0.72    0.08     0.76     1.31
=====================================================================================================

   5019                     66.0      365.0       299.0       981     0.56    0.80     1.02     1.75
=====================================================================================================

   5019    Incl.            92.1      201.0       108.9       357     0.71    0.94     1.26     2.16
=====================================================================================================

   5019    Incl.           315.9      362.6        46.7       153     0.61    1.08     1.24     2.13
=====================================================================================================

   5020                     80.0      288.0       208.0       682     0.54    0.69     0.94     1.61
=====================================================================================================

   5020    Incl.           106.0      142.0        36.0       118     0.78    0.78     1.24     2.12
=====================================================================================================

   5020    Incl.           187.0      288.0       101.0       331     0.53    0.85     1.02     1.75
=====================================================================================================

   5021    Incl.            53.0      297.0       244.0       801     0.62    1.11     1.27     2.17
=====================================================================================================

   5021    Incl.           119.0      297.0       178.0       584     0.68    1.36     1.47     2.52
=====================================================================================================

   5021                    187.0      374.0       187.0       614     0.53    1.22     1.24     2.12
=====================================================================================================

   5021    Incl.           306.1      315.0         8.9        29     0.73    1.34     1.51     2.58
=====================================================================================================

   5022                     16.0      211.0       195.0       640     0.60    0.84     1.09     1.86
====================================================================================================

   5022    Incl.           119.0      187.0        68.0       223     0.78    1.03     1.38     2.36
=====================================================================================================

   5023    Results Pending
=====================================================================================================

   5024                    113.0      370.6       257.6       845     0.60    0.94     1.15     1.96
=====================================================================================================

   5024    Incl.           154.3      306.0       151.7       498     0.80    1.25     1.53     2.62
=====================================================================================================

   5025                    100.0      316.0       216.0       709     0.56    0.95     1.11     1.91
=====================================================================================================

   5025    Incl.           158.0      316.0       158.0       518     0.57    1.10     1.21     2.07
=====================================================================================================

   5026                     47.0      324.0       277.0       909     0.44    0.66     0.83     1.42
=====================================================================================================


   5026    Incl.           168.0      288.0       120.0       394     0.56    0.90     1.08     1.85
=====================================================================================================

   5026    Incl.           248.0      288.0        40.0       131     0.66    1.39     1.48     2.53
=====================================================================================================

   5027    Results Pending
=====================================================================================================

   5028    Results Pending
=====================================================================================================

   5029    Results Pending
=====================================================================================================

   5030    Results Pending
=====================================================================================================

   5031    Results Pending
=====================================================================================================

   5032                     31.0      296.0       265.0       869     0.45    0.73     0.87     1.49
=====================================================================================================

   5032    Incl.           128.0      296.0       168.0       551     0.52    0.91     1.05     1.79
=====================================================================================================

   5032    and             128.0      190.0        62.0       203     0.66    1.04     1.27     2.17
=====================================================================================================

   5033                    128.0      349.5       221.5       727     0.59    1.13     1.25     2.14
=====================================================================================================

   5033    Incl.           168.0      312.0       144.0       472     0.65    1.30     1.41     2.42
=====================================================================================================

   5034                     20.8      224.0       203.2       667     0.69    0.77     1.14     1.96
=====================================================================================================

   5034    Incl.            20.8       41.0        20.2        66     1.08    0.65     1.46     2.50
=====================================================================================================

   5034    Incl.           152.0      218.0        66.0       217     0.74    1.29     1.49     2.55
=====================================================================================================

   5035                     83.0      303.0       220.0       722     0.50    0.90     1.03     1.77
=====================================================================================================

   5035    Incl.           155.0      199.0        44.0       144     0.67    1.40     1.49     2.55
=====================================================================================================

   5035    Incl.           251.0      293.0        42.0       138     0.68    0.92     1.22     2.09
=====================================================================================================

   5036                     20.1      208.3       188.2       617     0.56    0.99     1.14     1.95
=====================================================================================================

   5036    Incl.           103.0      197.5        94.5       310     0.65    1.28     1.40     2.40
=====================================================================================================

1 Copper capped at 5%, gold capped at 10 g/tonne for all calculations

2 Copper and gold equivalent calculations use metal prices of US$1.00/lb for copper and US$400/oz for gold.

Adjustment  factors  to  account  for  differences  in  relative   metallurgical
recoveries for gold and copper will depend upon the completion of definitive metallurgical testing.
CuEQ = Cu % + (Au g/t x 12.86/22.046)
AuEQ = (Cu % x 22.046/12.86) + Au g/t


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  99 Press Release

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 2, 2005              China NetTV Holdings, Inc.



                                    By: /s/ Maurice Tsakok
                                        ----------------------------------------
                                        Maurice Tsakok, Director